UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 10, 2021
Preferred Apartment Communities, Inc.
(Exact Name of Registrant as Specified in its Charter)
Maryland                001-34995                27-1712193
(State or other jurisdiction             (Commission File Number)    (IRS Employer Identification No.)
of incorporation)
3284 Northside Parkway NW, Suite 150, Atlanta, GA 30327
(Address of Principal Executive Offices) (Zip code)

Registrant's telephone number, including area code: (770) 818-4100

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class            Trading Symbol        Name of each exchange on which registered
Common Stock, par value $.01 per share         APTS                 NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 10, 2021, the Board of Directors (the “Board”) of Preferred Apartment Communities, Inc. (the “Company”), on the recommendation of the Nominating and Corporate Governance Committee of the Board, unanimously approved the appointment of Daphne Bryson Jackson as a director of the Company, effective as of December 10, 2021, to serve until the 2022 annual meeting of stockholders or until such time as her successor is elected and qualified. The Board also appointed Ms. Jackson to serve as a member of the Nominating and Corporate Governance Committee of the Board effective concurrent with her appointment as a director of the Company. Ms. Jackson becomes the eighth member of the Board, filling the vacant seat created in June 2021.

Ms. Jackson currently serves as Chief Executive Officer of DBJ Consulting, which provides strategic advisory and executive coaching services to companies and organizations. Ms. Jackson is also the Principal of GovLink, Inc., a government relations and lobbying consulting firm focused on clients who provide goods and services to large urban municipalities. In 2015, she was one of the founding members of WICERS (Women in Construction, Engineering and Related Services), an annual conference focused on highlighting issues and challenges facing women working in non-traditional industries.

The Board has determined that Ms. Jackson qualifies as independent in accordance with the listing requirements of the New York Stock Exchange (“NYSE”) and the Company’s Corporate Governance Guidelines. With the addition of Ms. Jackson, seven of the eight directors of the Company qualify as independent in accordance with the listing requirements of the NYSE and the Company’s Corporate Governance Guidelines.

Ms. Jackson will participate in the compensation program for non-employee directors as described under the heading “Director Compensation” in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission (“SEC”) on April 15, 2021 in connection with the Company’s 2021 annual meeting of stockholders, which section is incorporated by reference herein.

Ms. Jackson has also entered into an indemnification agreement in the form filed as Exhibit 10.5 to the Company’s Form 10-K filed with the SEC on March 1, 2021 and incorporated by reference herein.

There were no arrangements or understandings pursuant to which Ms. Jackson was elected as a director, and there are no related party transactions between the Company and Ms. Jackson reportable under Item 404(a) of Regulation S-K.

On December 13, 2021, the Company issued a press release (the “Press Release”) announcing the appointment of Ms. Jackson to the Board. A copy of the Press Release is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits

(d)    Exhibits.

10.1    Form of Indemnification Agreement (incorporated by reference to the Company’s Annual Report on Form 10-K filed with the SEC on March 1, 2021)
99.1    Press Release issued December 13, 2021
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREFERRED APARTMENT COMMUNITIES, INC. (Registrant)

Date: December 13, 2021	By:	/s/ Jeffrey R. Sprain
Jeffrey R. Sprain
Executive Vice President, General Counsel and Corporate Secretary